EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q of KAT Exploration, Inc. (the “Company”) for the period ended February 28, 2023 as filed with the Securities and Exchange Commission (the “Report”), the undersigned Chief Financial Officer certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.

Date: April 11, 2023	/s/ Christopher D. Krause, Ph.D.
Christopher D. Krause, Ph.D.
Chief Financial Officer
(principal financial officer)